UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 18, 2007 (September 14, 2007)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (203) 504-1020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 19a-12 under the Exchange Act (17 CFR 240.19a-12)

[ ]Pre-commencement communications pursuant to Rule 19d-2(b) under the Exchange Act (17 CFR 240.19d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -- Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

The description of the 2006-A Second Amendment (as defined below) set forth in Item 2.03 of this Report is incorporated herein by reference.

Section 2 -- Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Certain subsidiary companies of Aircastle Limited (“Aircastle” or the “Company”) have entered into an amendment to an existing credit facility as described below.

Second Amendment to the Amended and Restated Credit Facility

Reference is made to the amended and restated credit agreement (the "Credit Agreement"), dated as of December 15, 2006 and amended as of January 22, 2007, by and among Aircastle Investment Holdings 2 Limited, Aircastle Ireland No. 1 Limited, Aircastle Ireland No. 3 Limited, certain other borrowers (collectively, the “Borrowers”) and JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending Inc., and Citicorp North America Inc., providing for loans in an aggregate amount up to $1.0 billion.  The Credit Agreement was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed December 18, 2006, and is incorporated herein by reference, and the first amendment to the Credit Agreement was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed January 25, 2007, and is incorporated herein by reference.

On September 14, 2007, the parties to the Credit Agreement entered into an amendment to the Credit Agreement (the "2006-A Second Amendment") permitting the Borrowers to finance under the Credit Agreement a portion of the cost of converting from passenger to freighter configuration three Boeing Model 747-400 aircraft which Aircastle has acquired or is committed to acquire, subject to agreed conditions precedent.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

10.1
Second Amendment, dated as of September 14, 2007, to the Amended and Restated Credit Agreement, dated as of December 15, 2006, by and among Aircastle Investment Holdings 2 Limited, Aircastle Ireland No. 1 Limited, Aircastle Ireland No. 3 Limited, certain other borrowers, as Borrowers, JPMorgan Chase Bank, N.A. and each other financial institution party thereto, and JPMorgan Chase Bank, N.A., as Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)
/s/ David Walton David Walton
Chief Operating Officer, General Counsel and Secretary

Date: September 18, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1
Second Amendment, dated as of September 14, 2007, to the Amended and Restated Credit Agreement, dated as of December 15, 2006, by and among Aircastle Investment Holdings 2 Limited, Aircastle Ireland No. 1 Limited, Aircastle Ireland No. 3 Limited, certain other borrowers, as Borrowers, JPMorgan Chase Bank, N.A. and each other financial institution party thereto, and JPMorgan Chase Bank, N.A., as Agent.